Listing Report:Supplement No. 67 dated Oct 02, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 288599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1990	Debt/Income ratio:	100%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	28 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$53,668	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	0Debt2012	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan is for the purpose of putting all my credit card debt into one simple monthly payment with a uniform interest rate hopefully getting it automatically debited from my checking account so it can be paid quicker than credit cards. Hopefully a 4 year term!

My financial situation:
I'm heavily in debt but still paying more than minimums and on time on ALL my accounts. My goal is to be Debt Free by 201! I know i can do it! It will just take a kind hearted person willing to give me a chance. Bankruptcy is not an option for me! I put myself in this position, i need to get myself out (with help of course).

Thank you for taking the time. I am an honest hardworking person who got herself in trouble but is trying to get out!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$294.65

Auction yield range:	4.18% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	7%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$168,145	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Dyrn	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a variable credit card.
Q: Why do you want this loan?
A: As you?may be aware, large banks have been taking advantage of the window provided to them by the Consumer Protection Act to change terms on their credit accounts before the act takes full effect.? In my case, a 9.9% fixed rate on a credit card became a variable rate that currently comes to just over 17%.? I don't even want to think about what it'll be once the economy recovers!? So, I've closed the account and am taking this opportunity to refinance the balance into a fixed three-year loan at a better rate.

Q: What are the sources of your income?
A: I am an Information Assurance?consultant?with a stable salaried income, serve in the U.S. Air Force Reserve as an officer, and own two rental properties with long-term tenants.

Q: What is your monthly budget?
A:?+?10,500 Net Income?
??-? 1,300 Retirement
? -? 1,300 Rent
? -? 2,500 Mortgages (including HELOCs)
? -? 2,200 Credit Cards
? -??? 500 Food and Misc
??=? 2,700 "Free Cash" (to pay this loan and for savings, etc.)

Q: Do you really have almost $170,000 in credit card debt?
A: No. I own two rental properties, each of which I bought using an 80/20 mortgage (i.e. 80% primary mortgage, 20% secondary).? The secondary mortgages were structured as Home Equity Lines of Credit (HELOCs) because these are cheaper to set up than traditional Home Equity Loans (HELs).? The balances on them are locked as fixed repayments, but because the lines are themselves credit-based, they appear as "revolving."
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	8.18% - 29.00%	Estimated loss impact:	9.20%
Lender servicing fee:	1.00%	Estimated return:	19.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1993	Debt/Income ratio:	36%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$36,154	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-income-monger	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transport Company Startup Funds
Purpose of loan:

This loan will be used to launch a new business specializing in a niche of the transportation industry known as hot shot trucking.? This type of transportation uses medium duty trucks (i.e. 1.5 ton trucks) to move sometimes large and usually lighter loads more fuel efficiently than traditional semi trucks.? I have been researching this segment of the industry and developing financial projections for some time now.? The results have been very encouraging.?

Additionally, the cost of commercial vehicles is currently very low due to an abundance of supply, although credit for these vehicles is also still tight, making this an excellent time to launch this venture with an alternative funding source such as Prosper.? Couple that with emerging reports that a truck shortage may have been created during the current economic slowdown, and an opportunity to build a winning business seems very attainable.? The proceeds of this loan will be used to purchase a 45-foot lowboy trailer and upfits to the truck, including a sleeper and 5th wheel hitch.

My financial situation:

I am a good candidate for this loan because I have a business plan in place to ensure positive cash flow from the start of operations.? I have invested a great deal of time in developing accurate cost estimates (about $0.80/mile) which will help avoid surprises and better determine haul rates.? These rates vary considerably depending on load size, weight, urgency, etc, but industry averages hover around $1.75/mile, making the potential for significant profit realistic.? I believe that this business will generate enough revenue in the short term to meet my financial obligations as well as to provide funds for growing the business.? I have always used financing effectively to meet my goals in the past and have never defaulted on an obligation.? Prosper lists my current revolving credit balance at $36,000; however, this has been reduced to $8,000 in the last 30 days.

I will be trading in my personal vehicle on this commercial vehicle, so my overall expenses will not increase dramatically.? I?ll be converting a truck that I drive everyday into a revenue-producing asset. This business has been a goal of mine for a long time and I am energized by the prospect of using this loan to make it a reality.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$174.37

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2000	Debt/Income ratio:	35%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,005	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	organic-commitment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loans
Purpose of loan:
This loan will be used to? Pay off high interest debt to get out of banks pocket.

My financial situation:
I am a good candidate for this loan because? I am already?paying all my bills on time,?I?have only been late on?one bill in?7 years.? I just want to?stop paying 29.9 % interest?on a bad?decision i made a while back.? Between?my wife an I we make 100,000, but it seems its all going to bad loans.??

Monthly net income: $ Household 95,000 Personal 60,000

Monthly expenses: $
??Housing: $ 1435
??Insurance: $?190
??Car expenses: $ 900
??Utilities: $?220
??Phone, cable, internet: $ 205
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$807.96

Auction yield range:	17.18% - 20.50%	Estimated loss impact:	19.16%
Lender servicing fee:	1.00%	Estimated return:	1.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$78,916	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-pure-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards to buy a home
Purpose of loan:
This loan will be used to help buy a home for myself, my fiance & our two boys, ages 2&4. My fiance became a victim of identity theft by our builder. We lost the home to mold caused by poor workmanship resulting in financial hardship; including canceling our wedding to pay for legal fees & medical bills to treat the boys' mold related illnesses. We want to reestablish our own home for our boys to grow up in.

I'm a good candidate for this loan because I've maintained an excellent payment history with all of our bills. We are both professional executives (VP of BD & Quality Mgr in pharmaceuticals), & take pride in being good moral advocates for our family & community by living up to our commitments. The home we're currently renting is being sold to others. Our goal is to reduce the DTI ratio to qualify for a mortgage.

Monthly net income: $10,994

Monthly expenses: $9,283
????Rent$2500
????Cars&Home Insur$476
????Cars$1128
????Util,ph,TV$549
????Food$860
????Family extras$375
????Credit Cards$3395
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$162.58

Auction yield range:	8.18% - 22.00%	Estimated loss impact:	8.52%
Lender servicing fee:	1.00%	Estimated return:	13.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,784	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-enriching-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to consolidate all my credit cards. I want to better my situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. This loan is not a matter of not being able to pay for my credit cards, but simply to be able to save money and not have to pay all the interest rates that are given.

I am a Junior Art Director for DIRECTV and make anywhere between $2,600 to $4,000 (Net pay) a month depending on the hours i work.

Monthly Inome:
? $2,600-$4,000 (Net Pay)

Monthly Expense: $1,530
? Car: $ 440
? Insurance: $140
? Phone: $100
? Cable: $90
? Credit cards: $420 (To be replaced with Prospers Loan)
? Other expenses: $200

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$267.40

Auction yield range:	6.18% - 16.00%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2001	Debt/Income ratio:	22%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,761	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	upright-commerce	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Live Aboard Boat
Purpose of loan:
This loan will be used to help pay for a boat. We have been saving and just need a little more. We are a couple that both have steady, good paying jobs.? I have worked at Trader Joe's for? 3 years, and my finance works at Food for Less as a manager for the last six years. We both have high credit scores, steady jobs, and no missed or late payments on bills.? We want that simple life style of living on a boat and?would rather invest our money in our home (a boat) then continue to throw away our rent.? We?know several friends and family that live aboard boats where we plan to live.? I was brought up around boats and am knowledgeable in this area. We are a young couple that is inspired by an alternative, simple lifestyle.? We need your help to make that big step, of boat ownership a reality.??

My financial situation:
I am a good candidate for this loan because we are trustworthy, responsible and always pay our bills as evidenced by our good credit scores.? We are blessed to have good, solid jobs.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,950.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$450.10

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	27%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	14y 9m
Amount delinquent:	$1,399	Revolving credit balance:	$348	Occupation:	Other
Public records last 12m / 10y:	0/ 6	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	webuyhosts	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	740-760 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 640-660 (Apr-2009) 640-660 (Jan-2008) 700-720 (Nov-2007)
Principal balance:	$2,580.72	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Buying More dedicated servers
Purpose of loan:
To buy dedicated server's to have more room for expansion, this loan will allow us to add the server space needed.

My financial situation:
we have had 2 loans with prosper , 1 has been payed off and 1 is half way payed off.
Business expenses are well within line to pay this back . This will let us add server space and have plenty of room for the 2-3 years expansion.
This loan will let us fill one rack , which will give us the room we need . Thank you for looking at our loan request. We will be adding these servers at a datacenter in atlanta georgia.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2000	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	14	Length of status:	0y 7m
Amount delinquent:	$461	Revolving credit balance:	$6,918	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gain-rotation	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting A New Life
Purpose of loan:
This loan will be used to pay off some of my debts, so I may see my daughter more often.

My financial situation:
I am a good candidate for this loan because I have been paying on loans on time for my vehicle and other major assets and obligations, since I was 19. Earlier this year my spouse divorced me. We agreed on our financial arrangements and split everything evenly between us. We have a 3-year-old daughter together, and I try to visit her every chance I get. The trip to see my daughter is close to 300 miles one way. I am asking you for this loan, so I may clear some monthly income aside to visit her with more often. Thank you for your consideration.

Monthly net income: $ 2,750

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 115
??Car expenses: $487
??Utilities: $ 0
??Phone, cable, internet: $ 109
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $?
? Gas:?$300
? Child Support: $824
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$245.01

Auction yield range:	4.18% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1996	Debt/Income ratio:	19%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$34,614	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reasonable-contract	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a tractor for my yard duties
Purpose of loan:
This loan will be used to? buy a tractor, so i can do yard duties such as, expand land, plow snow, landscape.

My financial situation:
I am a good candidate for this loan because?i have a sure income of distribution overhead high voltage line work. A trade that not to many people can do.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1979	Debt/Income ratio:	13%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	14	Length of status:	2y 8m
Amount delinquent:	$3,246	Revolving credit balance:	$7	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	6
Screen name:	ideal-rate9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OF LOANS
Purpose of loan:
This loan will be used to?
I WAS UNEMPLOYED FOR A FEW MONTHS EARLIER THIS YEAR WHICH PUT ME BEHIND ON MY BILLS. THANKS TO FRIENDS AND FAMILY I WAS ABLE TO WEATHER THE STORM. I AM CURRENTLY BACK AT WORK AND WOULD LIKE THIS LOAN SO THAT I MAY PAY MY DEBT TO THEM.
My financial situation:
I am a good candidate for this loan because? I HAVE A FULL TIME JOB IN WHICH I MAKE PRETTY GOOD MONEY BECAUSE I WORK A LOT OF OVERTIME BECAUSE I WORK IN THE REFINERY BUSINESS.????

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 800.00????
??Insurance: $ 100.00
??Car expenses: $?600
???Utilities: $ 100
??Phone, cable, internet: $150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$152.26

Auction yield range:	17.18% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	7y 4m
Amount delinquent:	$1,399	Revolving credit balance:	$3,303	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wind9	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Snow Plow Purchase
Purpose of loan:
This loan will be used to?
purchase a snow plow for my vehicle
My financial situation:
I am a good candidate for this loan because?
I hold a steady and secure job, with several part time jobs that are not required income.

Monthly net income: $ 4752

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$1,093.31

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2003	Debt/Income ratio:	21%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	22 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$431	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	friendly-capital8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding My business
Purpose of loan:
This loan will be used to? expand my business that I have currently.

My financial situation:
I am a good candidate for this loan because?I currently run an import/export company.? Most of my clients are overseas.? This loan will help me expand my business, get a physical location for storage and office use.? Having a storage and an actual office will help me eliminate extra costs for renting storage and will help me bring local business as well.? I am looking forward for this opportunity for a bigger start.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.51%	Starting borrower rate/APR:	31.51% / 33.91%	Starting monthly payment:	$86.57

Auction yield range:	11.18% - 30.51%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1988	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	9	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	auction-cocktail	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing The Man Cave Basement
Purpose of loan:
This loan will be used to?Finish Basement for my Family?

My financial situation:
I am a good candidate for this loan because?I am very reliable and dedicated to complete this project and pay down loan quickly.?

Monthly net income: $
3750.00
Monthly expenses: $
??Housing: $ 680.00
??Insurance: $120.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $none
??Other expenses: $ union dues 51.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$162.80

Auction yield range:	6.18% - 17.05%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1984	Debt/Income ratio:	53%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	23 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$34,589	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unrivaled-interest8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off mine and my son's credit
Purpose of loan:
The loan is to pay off mainly my 20 year old son's debt. I am trying to have him maintain good credit because he went through a tough time at his job. He was furloughed(temporarily laid-off) due to the economy and low seniority at his job from CSX Transportation in March and just recently got called back. Now if he can knock out his debt in one shot from a loan he has a job where he makes $1000+/week to easily make the payments.

My financial situation:
I am a good candidate for this loan because I am employed, my husband is employed, and now two of my children are employed. It is smart to take out this loan right now, so that my son can move forward as far as credit and investing in his future. The loan will easily be paid back as we are not desperate for money. It is a smart financial decision for the future to minimize the damage on my son's credit right now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.49%	Starting borrower rate/APR:	11.49% / 13.62%	Starting monthly payment:	$148.37

Auction yield range:	4.18% - 10.49%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	27%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	23y 4m
Amount delinquent:	$0	Revolving credit balance:	$46,191	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nirvana4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an Engagement Ring
Engagement Ring:

My Fiance and I have been looking at Engagement Rings for the last 7 months. During this process we decided to do our research on quality diamonds. Our goal was to find a simple classy quality ring with a quality diamond. We were both surprised to find how many details there are to define a quality diamond. By taking our time and educating ourselves before we purchased the diamond, the search for an engagement ring has not only been an intimate moment for us, but a wonderful experience.

We found a beautiful diamond. .90 excellent quality, F in color (Hearts and Arrows) at a local jewelry store. My Fiance and I were ready to purchase the diamond and band, however, we found out that the money my Fiance had set aside for this purchase, was spent by his sister who also had access to the funds.

I have an excellent credit record, however, my debt ratio is larger than it should be. The reason for this, is my Fiance and I purchased a car and I have all the credit in my name. My Fiance currently does not have a good credit rating and is not able to qualify for a loan. So at this time, I have all the credit in my name.

We certainly have the means to pay a loan of $4,500.00, however, Robert's income is not tied to my income at this time.

Your review of this application is appreciated and look forward to a favorable response.

Thank you for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.01%	Starting borrower rate/APR:	16.01% / 18.19%	Starting monthly payment:	$316.46

Auction yield range:	4.18% - 15.01%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1985	Debt/Income ratio:	7%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$120,078	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	1trustworthy1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Professional Looking to Payoff Debt
I will use this loan?to consolidate my current short term debt at a better rate.

My ability to pay off this loan on time is excellent. Our income is well over six figures and our outstanding debt is low. I have a stable 24 yr. career in the aerospace industry and am currently employed. My wife has been an administrator at a growing independent school in our area for the past 3 years.

My wife is pregnant with our 2nd child. We are looking to pay off outstanding debt?and buy a larger home for our expanding family.

Excellent Credit Rating! NO LATE PAYMENTS.

Very Low 7% Debt to Income Ratio!

Have paid-off several mortgages, car loans, and other financial obligations.

.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$655.98

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1999	Debt/Income ratio:	43%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$33,808	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-steward	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying rent, credit cards
Purpose of loan:
This loan will be used to? pay rent and credit card debt.

My financial situation:
I am a good candidate for this loan because? due to a cut in work hours, I have fallen behind on bills, but as of this month, I am able to work a full schedule and more and will be able to continue that now with better job protection and modest increase in pay..? I simply need to get ahead while my future paychecks catch up with me.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.43%	Starting borrower rate/APR:	11.43% / 11.78%	Starting monthly payment:	$214.13

Auction yield range:	3.18% - 10.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1995	Debt/Income ratio:	38%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,317	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	intelligent-capital5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? i pay my bills on time, more importantly I pay more than the MINIMUM due.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.94%	Starting borrower rate/APR:	9.94% / 12.05%	Starting monthly payment:	$290.15

Auction yield range:	4.18% - 8.94%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	33%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,076	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	versatile-income	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff bills
Purpose of loan:
This loan will be used to? consolidate and payoff credit cards and cut them up!!

My financial situation:
I am a good candidate for this loan because?I believe in paying my debts or I would not be?in banking industry since 1986.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1994	Debt/Income ratio:	39%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$40,403	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dinero-advocator3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
reduce my auto loan int rate
Purpose of loan:
This loan will be used to? reduce my navy federal credit union personal loan interest rate.? I was misled into a loan that I did from a referral and the loan has a contingency where they can raise my rates up to 38% plus do to some paperwork that is missing. the loan was for $75,000 but I will have a very difficult time paying the payments if they adjust to 38%.? Please help me maintain an affordable pmt.??

My financial situation:
I am a good candidate for this loan because? I have never missed a payment in my life and my credit recently dropped because of this loan from navy federal credit union for $75000.?

Monthly net income: $
6800
Monthly expenses: $
??Housing: $510
??Insurance: $ 112
??Car expenses: $50
??Utilities: $ 120
??Phone, cable, internet: $99
??Food, entertainment: $ 500
??Clothing, household expenses $100
??Credit cards and other loans: $ 1500
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$28,280	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	cd7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Jan-2008)
Principal balance:	$2,598.12	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Medical Bills
Purpose of loan:
This loan will be used to pay off medical bills that insurance would not cover.

My financial situation:
I am a good candidate for this loan because I have never been late on any credit card payments or any other loans that I have had.? I am currently a homeowner with outstanding repayment history.? I am looking for some help to get rid of these medical bills. I currently have a prosper loan in good repayment status.

Monthly net income: $ 4470 (includes spouse income)

Monthly expenses: $ 3525
??Housing: $ 1680
??Insurance:?$0
??Car expenses: $400
??Utilities: $ 250
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $?700 (includes 4 student loans)
??Other expenses: $180 (Current Prosper Loan)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	43%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,201	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$1-$24,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mgwj	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Rid of credit cards
Purpose of loan:?My purpose?for this loan?is to get?out of debt from credit cards.? In?little over than a week, I will be?going back to school?to become an accountant, so I can have a better life than I was before.? Hopefully with this loan I can concentrate on my studies and not worry about the bills.

My financial situation:?? Currently, I have been with a bank for?18 months.? I am a good candidate for this loan because I hate debt.?If I had this loan, I will pay on time and hopefully I could pay it?off?early.?I do get paid on the 15th and 30th of each month. ?I am living with my parents so I can save up money to pay this debt of faster -- in about 18 montth to ?2 years. I am sick and tired of being in debt.? The only major payments?that I would have with this loan is a car payment and? my student loans.

Monthly net income:? 1940

Monthly expenses: $?718
??Housing: $ 0????
??Insurance: $ 137.00????
??Car expenses: $?120
??Utilities: $ 0
??Phone, cable, internet: $ 110.00
??Food, entertainment: $?20???????
??Clothing, household expenses $?25
??Credit cards and other loans: $?306

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$543.64

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1991	Debt/Income ratio:	100%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,939	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	enriched-economy	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: My husband and I am seeking a loan to consolidate?credit card debts and seeking to get a lower rate of interest while we pay this balance off over time. The rates offered by Prosper.com are better than we are currently receiving through?credit cards.

Financial situation: Have approximately $25,000 in credit card debt, $4,000 was?for higher education costs,?emergency travel, and misc. home improvements,?my employer will eventually reimburse us for the higher education part of the balance due.?Our plan is to pay off all credit cards, get a better interest rate and NEVER use those evil little cards again!

Our financial situation:
My husband is?employed by a fortune 100 company?and? I have a good paying job as a medical technician. We own our own home and have lived here for?11 years.

Monthly net income: $6500

Monthly expenses: $
Housing: $ 1450
Insurance: $ 150
Car expenses: $600
Utilities: $?180
Phone, cable, internet: $ 150
Food, entertainment: $?300
Clothing, household expenses $ 200
Credit cards and other loans: $?350
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1978	Debt/Income ratio:	31%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	38	Length of status:	19y 9m
Amount delinquent:	$1,158	Revolving credit balance:	$6,741	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wampum-orbit	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel of my home
Purpose of loan:
This loan will be used to?? upgrade my house so I can sell it

My financial situation:
I am a good candidate for this loan because?? Ive alays paid my bills????????I own my ho,e but do not make payments

Monthly net income: $ apox 39000????????

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1981	Debt/Income ratio:	21%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	30y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,431	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	generosity-venus	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a debt
Purpose of loan:
This loan will be used to? pay off a debt that is not an installment loan.

My financial situation:
I am a good candidate for this loan because? I can make payments on an installment loan, however, the problem with the loan that I want to pay off is I have to pay it in full.? The below monthly expenses are not mine solely since my husband also pays these.

Monthly net income: $ 1,389.00 biweekly

Monthly expenses: $
??Housing: $ 683.00
??Insurance: $ 117.00
??Car expenses: $ 400.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 315.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $
??Credit cards and other loans: $ 780.74
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1967	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	25 / 23	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	48	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$194,372	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	autonomous-durability3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate debt
Purpose of loan:
This loan will be used to? debt consolidation?

My financial situation:
I am a good candidate for this loan because? have always paid loans and bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	16%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,591	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	economy-bopper	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Committing to my soulmate!
Purpose of loan:
This loan will be used to purchase the dream engagement ring I've always wanted for my girlfriend.? I've been able to negotiate an amazing deal on a ring worth double the price and need some help making the payment in full.? There's a very good chance I will pay off this loan within a year considering my steady (and growing) income as compared to my low cost of living in Austin.? My credit score was significantly better but I was laid off for 4 months at the end of 2008 and struggled to keep my card balances low.? I have never been late on a single installment loan in my life and won't be starting now!? Needless to say, you will receive a great return from a responsible payer while helping to fulfill our dreams.

Thank you in advance.

My financial situation:
I am a good candidate for this loan because I consistently pay my bills on time and my income will continue to grow significantly for the next few years.? I work in sales (with a $48,000 base salary, average of $1,200/month commission, most expenses covered by my employer) and have grown my income month by month since starting in this role.? It will continue to grow as I work in a very stable industry & location (healthcare in Austin), with a well-established, economically-conservative company that has grown over 20% year-over-year since its inception.

Monthly net income: $ 4,330

Monthly expenses: $
??Housing: $ 550 ($1100 split with my girlfriend)
??Insurance: $ 87
??Car expenses: $ 91 (with $300/month paid by employer, all gas included)
??Utilities: $ 124
??Phone, cable, internet: $ Paid by girlfriend
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 326
??Other expenses: $ 100

End of month available net income for savings/loan payment
$2,602
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2004	Debt/Income ratio:	35%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,288	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unabashed-compassion	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because I'm responsible, hard worker, and high wage earner.?

Monthly net income: $ 4700
Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 100 Phone, cable, Internet: $ 70
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1700
??Other expenses: $ 150

You will get your investment back, offering me a loan, and after learning of my comitment to honesty and resposibility, you'll want to do business with me again and again.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1985	Debt/Income ratio:	7%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	18	Length of status:	11y 4m
Amount delinquent:	$3,221	Revolving credit balance:	$1,587	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fabulous-trade	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Completing Basement
Purpose of loan:
This loan will be used to?
Complete my unfinished basement my basement has been started?(Unable able to continue/ran out of funding). I am a good candidate for this loan because?
I can pay back the loan plus any intrest, I am full time employee and have been with my job for more than?10yrs. The?resale value of my home will increase once the basement is finished.
Monthly net income: $
4800
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,250.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$373.20

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1992	Debt/Income ratio:	38%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,073	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	visionsofgreen	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Feb-2008) 680-700 (Nov-2007) 720-740 (Oct-2007)
Principal balance:	$2,644.04	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Investment
Purpose of loan:
This loan will be used to? I have an investment opportunity that I am currently invested in that is paying me 6% weekly.? If I can raise that investment I can reach 7.5% earning weekly.? This money will enable me to pay off my debt and start investing in my retirement.While any investment has it's risks, this is a very low risk, considered risk free investment.

My financial situation:
I am a good candidate for this loan because? This money will be an investment not an expenditure.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,578.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$89.35

Auction yield range:	4.18% - 13.99%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2003	Debt/Income ratio:	11%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,601	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	XayV03	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-Invest in Prosper
I Plan to re-invest in Prosper loans. (I'm looking for at least a 10% interest rate on this loan)

My financial situation:
Income
$1,900 :Net Monthly Income
$ 125 : NYSE Investment Profits (Avg.)

Expense:
$ 755 :Rent
$ 60 :Electricity
$ 100 :Comcast
$ 160 :T-Mobile
$ 106 :Auto Insurance
$ 130 :Fuel
$ 80 :Vehicle Maintenance (Savings)
$ 250 :Food, Grocery & Other (My wife buys food too)
$ 100 : Investment Portfolio (Savings)
$ 48 : Trade Commotions (Budget, rarely uses all $48)
$ 20 : Donations to American Cancer Society
______________________
$2,025 : Total Income
$1,812 : Expenses
$ 213 : Left goes to savings, pay off debt, cover any losses, and any emergencies

PS: Revolving Credit Balance showing $2600 is Notebook Computer I just bought using a credit card that witch I am paying in full on the date it is due, Oct.19th in witch I already have the savings for. I never spend more that I have. My real Revolving credit is more like $4or500.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	8.18% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1997	Debt/Income ratio:	38%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,667	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thankful-peso	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to pay off my credit cards so I can start to beat my debit

My financial situation: Average/Good
I am a good candidate for this loan because I do pay all my bills on time. I do have enough for payments but looking for lower rates to pay them off faster and to help me out for next year to move and get a new home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,222	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	momentous-commerce5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
The majority of this?loan will be used to consolidate my high interest credit cards. I also have a vehicle that I will be selling after paying the?approximately $2000.00 in negative equity on it to make it saleable. I already have a buyer in place for the vehicle, just need to get rid of the negitive equity first. That will eliminate a $330.00 payment alone. ?

My financial situation:
I am a good candidate for this loan because I am a hard worker and I pay my bills on time and take my finances and credit very seriously.??I have been self-employed for over 5 years now and in addition to my business, I also just started a job with?my local?county, which will add?an additional?$2000.00 a month (approximately) to my income, which I haven't included in my net income figures.?

Monthly net income: $ 5416.66

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 65
??Car expenses: $ 330
??Utilities: $ 110
??Phone, cable, internet: $ 115
??Food, entertainment: $?450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.18%	Starting borrower rate/APR:	9.18% / 11.28%	Starting monthly payment:	$318.84

Auction yield range:	8.18% - 8.18%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2004	Debt/Income ratio:	11%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,916	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nsegan	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	700-720 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Consolidate Debt
Purpose of loan: I have paid of my first loan (12000 USD) on time. my second loan? is to consolidate high interest Balance & Personnel Loan

Open Loans BAC Balance: $7000 / Personnel Loan:? $4000 / Annual income:? $70K+Quaterly bonuses / Credit Score:? 750+ / Monthly income: $4200(after tax) / $1700+ left monthly for loan payments

Monthly budget:Rent: $944 / Medical: $ Paid by company / Car Insurance: $ 65 / Car expenses: $100 for Gas
Utilities: $ 200 / Phone, cable, internet: $ 130 Food, others: $ 400 / loan payments: $ 300 BAC Balance +? $166 Personnel Loan / Other: $ 100 Monthly expenses: $ 2405 / Left over: $1795

I shall pay $400+ for this loan easily. Please let me know if you have queries
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$362.23

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1988	Debt/Income ratio:	33%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$455	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	racco	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 88% )	740-760 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	3 ( 12% )	640-660 (Jul-2007)
Principal balance:	$3,268.62	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
New Siding
Purpose of loan:
(explain what you will be using this loan for) The purpose of this loan is to assist in paying for new vinyl siding on my home.
(explain why you are a good candidate for paying back this loan) I have worked in the Health Care field for 16 years as a Physical Therapist.? Therapists are in high demand and I am able to work side jobs at premieum rates to assist me in paying off this loan.? I currently manage a department of 50+ employees and have excellant earning potential.? I have one year left on an existing Prosper loan and have an excellent history of paying on the existing loan.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 700
??Insurance: $?200
??Car expenses: $?370
??Utilities: $ 250
??Phone, cable, internet: $?200
??Food, entertainment: $ 225
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	43	Length of status:	3y 4m
Amount delinquent:	$1,224	Revolving credit balance:	$22,097	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sturdy-leverage	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Good Water
Purpose of loan:
This loan will be used to install a new water softener system with chlorinizer. Current softener quit. Water is very poor quality in this area even after a new well installed 18 months ago.

My financial situation:
I am a good candidate for this loan because I have a good credit rating and will not do anything to jeopardize that. Continuing to work hard to repay this loan is a top priority. My business is picking up with a good back log now however this system needs to be installed as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1990	Debt/Income ratio:	40%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	18y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,974	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	investment-starfish	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bills
Purpose of loan
for debt consolidation/medical bills
My financial situation:
I am a good candidate for this loan because?my credit is good?

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 150
??Car expenses: $ 40
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$352.84

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1991	Debt/Income ratio:	36%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	3y 4m
Amount delinquent:	$200	Revolving credit balance:	$3,126	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SUsnowball	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 89% )	720-740 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 11% )	680-700 (May-2007) 660-680 (May-2007)
Principal balance:	$861.37	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
2nd loan:used car purchase
Purpose of Loan:
To?buy a reliable used car to keep my full time job and get to school (I have a 4.0 GPA), and?payoff?my?first Prosper loan.
My Credit:?
First Prosper loan rating was B, all timely payments.?Credit score has gone up since first loan. I was surprised at the new HR rating- credit report only?has one potentially negative item (see my profile for explanation)?that I am disputing. There are 7 accounts in good standing, with no late payments. I have student loans that won't become due until after I graduate.
My income:
Monthly net income is $1,400, fianc??s is $1900. We combine our incomes;?but I am relying on my income alone to repay this loan.
Monthly Expenses: I pay half the montly bills
-Rent: $350
-Utilities: $65?
-Food etc: $125?
-Cable/internet: $90?
-Gas/car maint:$125?
-Cell: $100
-Anticipated Prosper loan payment: ~$350 (paying off the first loan)
Total= $1155, leaving $195 monthly cushion
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$68.66

Auction yield range:	17.18% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1991	Debt/Income ratio:	23%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	56	Length of status:	20y 9m
Amount delinquent:	$12,145	Revolving credit balance:	$10,802	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	0
Screen name:	zaza66	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	540-560 (Mar-2008) 540-560 (Feb-2008) 540-560 (Jan-2008) 540-560 (Oct-2006)
Principal balance:	$611.32	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Small Buisness Expansion
Purpose of loan:
This loan will be used to??Expand?Small Buisness.?

My financial situation:
I am a good candidate for this loan because? I have?proven track record with Prosper,?1 loan has been paid in full, second loan is current, never have been late with any payments to prosper.?

I have started a small buisness and would like to expand.

I buy and sell used cars on the side and would like to increase my used vehicle stock.

I ahve a solid and proven track record with Prosper and would like to continue the relationship going forward as I expand my?srcond correar

I wont let you down, please?review my track record with?Prosper?as well as?my income and time on the job.

Please feel free to contact me with any questions or concerns.

Thank You For Your Consideration!??????

Monthly net income: $ 4250.00

Monthly expenses: $ 1945.00
??Housing: $ 350.00? (I now?have a roomate)
??Insurance: $ 150.00
??Car expenses: $ 410.00??
??Utilities: $ 130.00
??Phone, cable, internet: $ 75.00 (My company pays for my Phone and Internet)
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 230.00
??Other expenses: $ 100.00 (Savings Account)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$213.58

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1985	Debt/Income ratio:	12%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,956	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	first-shrewd-agreement	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST CREDIT CAR
Purpose of loan:
This loan will be used to? PAY OFF HIGH INTEREST CREDIT CARD DEPT

My financial situation:
I am a good candidate for this loan because? I HAD A BUSINESS THAT FAILED SO FILED BANKRUPTCY ON THAT IN 2004.? SINCE IT WAS A S-CORP I HAD TO FILE PERSONAL BANKRUPTCY.? IT HAD BEEN A BUSINESS FOR MY HUSBAND TO RUN BUT FOUND OUT HE WAS USING COCAINE SO DIVORCED HIM AND WHEN I DID HE MOVED TO ANTOHER STATE LEAVING ME WITH THE BUSINESS AND A FULL TIME JOB.? I KEPT IT OPEN FOR THREE YEARS BUT FINALLY HAD TO CUT MY LOSES AND CLOSE IT.? I HAVE NEVER DEFAULTED ON ANY OTHER LOANS NOR BEEN LATE PAYING.? MY PERSONAL PROPERTY (HOME/AUTO) WAS NOT PART OF THIS AND I HAVE MAINTAINED ALL MY PAYMENTS.? I ACTUALLY PAID OFF MY CAR.? I DID HAVE TO PUT SOME THINGS ON MY CREDIT CARD RECENTLY AND IT IS THE FIRST TIME I HAVE CARRIED A BALANCE IN YEARS.? I WILL HAVE THE COMMISSIONS TO PAY IT OFF SOON BUT IN THE MEANTIME THEY HAVE INCREASED MY INTERESTS RATE TO OVER 22% (BECAUSE OF THE ABOVE).? I WAS HOPING YOU GUYS COULD HELP ME REDUCE THAT RATE SO I COULD GET THIS PAID OFF QUICKER.? THANKS.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.99%	Starting borrower rate/APR:	16.99% / 19.19%	Starting monthly payment:	$213.89

Auction yield range:	6.18% - 15.99%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1998	Debt/Income ratio:	15%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,467	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loyalty-force	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit debt
Purpose of loan:
This loan will be used to? pay down my?credit card so it is no longer maxed out.? This last month, my dog Sage, had to be taken to the emergency vet twice.? The first time he went in was due to him?being stung by a bee and having a severe reaction.? The next day he collapsed.? I was not sure if it was due to the steroids he was put on the day before or if it was due to something else.? When I called the vet they said I should be calling them from my car.? The vet noticed an irregular heart rhythm when listening to Sages heart and feeling his pulse.? He believed that Sage had "boxer cardiomyopathy".? The vet recommended that Sage?stay over night at the vet for observation.??He was?hooked up to an ECG monitor, given meds?and?an IV during his stay.? He also recommended that Sage be seen by a cardiologist the next day to find out the severity of his condition.? The following day I took him to the cardiologist where they ran a battery of tests.??Sage was in fact diagnosed as having "Boxer cardiomyopathy".? He was then sent home with a monitor to record his heart beats to make sure that the medication he was being put on was making a difference as well as to keep track of activities that might cause his heart to begin beating irregularly.? All of these tests and visits created a huge financial stress for me and my family.? I ended up maxing out my only credit card and nearly overdrawing my bank account.? I am seeking this loan to help me get my head above water again.

My financial situation:
I am a good candidate for this loan because?I am extremely responsible and frugal with money.? I have never defaulted on any loans or credit cards.? I have successfully paid off school loans as well as auto loans and did not begin to carry any credit card debt until I purchased my house a year ago.? The?reason I have incurred debt in the last year is?due to?the house I purchased having problems that were not found in the inspection that had to be fixed immediately.? I have been with my current employer for the over 5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$557.38

Auction yield range:	11.18% - 18.99%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1982	Debt/Income ratio:	44%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$135,217	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	pie3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Retire High Interest Rate CC Debt
Purpose of loan:
Pay off highest interest credit cards to improve cash flow to pay down remaining debt.

My financial situation:
I am a good candidate for this loan because I have stable emploment and a strong credit history.? The housing market has left me with a second home that I am not able to sell at the present time.? This caused a drain of my cash reserves, but I?have been able to keep it rented for the past 2 years, with 11 months remaining on teh leasse with the current tenants.? The rent currently covers 75% of the monthly expense on the property.? The recent increasing in interest rates by all of the major banks and credit card companies has made it much more difficult to reduce these debts.? Colsolidating several balances into a lower interest rate loand will allow the improved cash flow to be used to more quickly reduce the remaining balances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$196.97

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1996	Debt/Income ratio:	19%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	10 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	3y 5m
Amount delinquent:	$8,776	Revolving credit balance:	$699	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	powa98367	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 88% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	2 ( 12% )	640-660 (Apr-2008)
Principal balance:	$4,105.85	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
paying off high interest cards
Purpose of loan:
This loan will be used to pay off high interest cards and?combine?other?prosper loan which we have had for almost 2 years and have always paid on time.
My financial situation:
I am a good candidate for this loan because I have always been paid my bills and never needed to push my credit limits and credit rating.? My spouse was owned a business and made every attempt to run a honest construstion business.? We used our nest egg to fund this venture and unfortunately?the state of WA taxes and L&I cost left us with little or no money to survive .? Now?with the home building business down he?has had to start out again?on the lower end and we would like to put some of the stress of the high interest credit cards and loans out of our life. We have closed all?credit cards and have learned the hard way that the creditors are?all?for themselves and can charge us what interest rates they want when ever they want.? We?have been moving to?a cash?only lifestyle and know once these debts are paid that we may be able to focus on a retirement and possibly investing in helping people out thru Prosper as well.

Monthly net income: $ 5500.00

Monthly expenses: $?3748.00
??Housing: $ 1630.00????
??Insurance: $238.00????
??Car expenses: $ own cars????
??Utilities: $?175.00????
??Phone, cable, internet: $ 130.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $?1200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	37%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$30,912	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	riveting-power5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest credit card
Purpose of loan:
This loan will be used to?pay off high interest credit card, I always pay my bills on time. A certain credit card company is raising my rate for no reason!!

My financial situation:I just remodeled my home, it cost more than anticipated. I work full time at a great job, I am a dental hygienist.
I am a good candidate for this loan because?I pay all my bills on time and own two homes. I would love the opportunity to give a profit to real people rather than a credit card company. I just received a raise and am working more hours to pay down my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,700.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$332.04

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	30%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,055	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	700-720 (Aug-2009) 640-660 (Nov-2007)
Principal balance:	$2,370.73	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
HELP A FAMILY MEMBER
Purpose of loan:
This loan will be used to? PAY OFF AN EXISTING LOAN WITH PROSPER FIRST. THEN HELP MY BROTHER GET THOUGH HIS DIVORCE
HIS X-WIFE HAS RUINED HIS CREDIT AND NEEDS THIS MONEY TO GET ON HIS FEET. HIS X HAS DEPLETED HIS BANK ACCOUNT AND DESPERATELY NEEDS? MY HEIP, I JUST DONT HAVE A LUMP SUM TO GIVE HIM. IF YOU HAVE EVER BEEN THROUGH A DIVORCE THEN YOU KNOW WHAT I MEAN.
PLEASE HELP ME IF YOU CAN.

My financial situation:
I am a good candidate for this loan because?? I PAY MY BILLS ON TIME ALL THE TIME.? I HAVE A SECURE JOB THAT IS RESSION PROOF. I HAVE FOUGHT MY WAY OUT OF BANKO AND HAVE REESTABLISHED MY CREDIT TO THE TUNE OF A PLUS 720. BELIEVE ME MY CREDIT SCORE IS THE ONE THING I AM AN ABSOLUTE FINATIC ABOUT. SO TRUST ME WHEN IS SAY YOUR LOAN IS SAVE.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$226.05

Auction yield range:	14.18% - 20.00%	Estimated loss impact:	14.89%
Lender servicing fee:	1.00%	Estimated return:	5.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$27,617	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-prospector	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Payoff & Start Of A New LIfe
Purpose of loan:
This loan will be used to??pay off my?highest interest rate credit cards. My high interest rate cards are eating me up in finance and interest charges not allowing me to pay them off in a timely manner and therefore extending my debt longevity.

My financial situation:
I am a good candidate for this loan because?I am an honest person and I?WILL pay this loan?back in full. I have been working since I was in my teens and have had some very hard breaks in life, even having an injury that forced me to file bankruptcy almost 10 years ago.?One thing I have never done is lose my integrity and my honesty. I have never, even?once, in my life received even one dollar in workman's compensation, unemployment, or any other assisted aid.?
I found Prosper through a lot of prayer and know it was shown to me for a reason. I understand the principal of Prosper is to help people out of tough financial situations?and to make money for the loan investors. I believe there are good people out there willing to take a chance on someone and change their life forever which is what this Prosper loan, will do for me.
I have not been late on any of my bill payments even once in?over seven years. I am working hard to pay my debts in full and will accomplish this goal.
Please consider being what I have termed my "white knight" and instead of coming to my rescue, help me rescue myself with this loan. It will be paid back in full. And, after my loan is paid in full,?my intent is to repay the favor by helping other people through Prosper and taking a chance on them the way someone took a chance on me. In my life, whenever I applied for a job, I always told the potential?employer, "give me a chance and you won't be sorry" and to my knowledge no one I ever worked for was.
I am now asking the same here at Prosper. "Give me a chance. You won't be sorry."
Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$211.83

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2003	Debt/Income ratio:	25%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,968	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	joyfulangel84	Borrower's state:	Texas	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	520-540 (Feb-2007) 520-540 (Feb-2007)
Principal balance:	$174.13	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
2010 with NO Credit Card Debt!
Purpose of loan:
This is my 2nd prosper loan. The first one was a success! I was able to eliminate a majority of my debt and start breathing easier. While paying the 1st loan, my brother was diagnosed with cancer and I started driving back and forth from Austin to Dallas several times a month and before long started using zero balance credit cards to be near him and ended up moving to Dallas (big expense). In July of 2007 he passed away; if you have ever lost anyone close you know grief and finances come in waves. Over the last 2 years I have paid down and charged back up my cards more then once. NO MORE! I am cutting them up! My desire for the loan is to get everything in one place with a manageable interest rate and PAY IT OFF!
My financial situation:
I am a good candidate for this loan because I have done it before and made it work! I believe in prosper and the ideas it brings to the table.? My credit score has improved significantly since my last loan, with age comes wisdom and have a proven budget. My work situation is very stable, my company (Accounting Firm) has not had any lay offs in my department of the company since I started, and I have been with them over 2 years. I have just moved in to a smaller place?with?my roommate of over a year?to start sharing expenses and find financial peace/balance in my life.

Monthly net income: $ 2200 (After withholding of Tax, Medical insurance and 401k contributions)

Monthly expenses: $ 1600(appx)
? Housing: $ 400
? Insurance: $ 130
? Car expenses: $ 500 (includes car payment and gas)
? Utilities: $ 160 (average)
? Phone, cable, internet: $ 110
? Food, entertainment: $ 200
? Clothing, household expenses $40
Credit cards and other loans: $63 1st Prosper Loan (Last Payment in December 2009)??

Leaving $600 for the loan and miscellaneous expenses.

Debt to PAY OFF:
Discover: $ 3000 - 22.96 %Capitol One $ 500 - 20.9%Chase $1600 - 20.9%The Processing Group $600 - 16.99%
I will be happy to answer any questions you may have, thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	59	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,194	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	110%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wpnykev34	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	1 ( 4% )	640-660 (Apr-2008) 600-620 (Sep-2007)
Principal balance:	$2,880.58	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying some medical bills
Purpose of loan:
This loan will be used to pay off a few medical bills.

My financial situation:
I am a good candidate for this loan because I am an existing Prosper member with a good payment history.?

Monthly net income: $2700

Monthly expenses: $
??Housing: $990
??Insurance: $200
??Car expenses: $
??Utilities: $150
??Phone, cable, internet: $165
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 358218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1988	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dbashaggy	Borrower's state:	Indiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New computer to start business
Purpose of loan:
This loan will be used to? buy a new computer for home office to start a home business.? My previous computer, which I planned to use, just died.? I already do some buying and selling on eBay, but I want to get into affiliate marketing and traffic generation.? I have over ten years' experience on the internet, went through one period of online business attempt that failed but provided?a good learning experience, and now have a good plan to start up and gradually expand.

My financial situation:
I am a good candidate for this loan because? I have finally gotten my finances straightened out, though I still cannot, and will not, get any credit cards.? My expenses have been cut to the minimum.? I also am employed by a medical products company that is thriving, and I have little chance of losing my position.? Further, I have a small but building income of about $250-350 net per month from internet sources that I hope to expand, which is where the payment will come from for this loan.

Monthly net income: $ 3780

Monthly expenses: $ 3000
??Housing: $ 600
??Insurance: $?250
??Car expenses: $?200
??Utilities: $200
??Phone, cable, internet: $?150
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $?900
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,999.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$655.94

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2001	Debt/Income ratio:	35%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$29,021	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Hollywood24	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 680-700 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Consolidate High Rate loans
Purpose of loan:
This loan will be used to?consolidat high rate loans

My financial situation:
I am a good candidate for this loan because?I have AA Credit history and always make my payments and have never skipped a beat let me put it this way if I make all my payments now fine. I'm sure?I will able to pay if they are lower...My Credit score is low because I have?a lot of credit and use it I own?4 rental properties which are all rented and have been for the past?6 years. I have over 150k equity in my homes even after the drop in the market but I can't refi because of my score.?(what happen to my score?) My 5.9% fix for life $22,000 high credit limit?card dropped down to $12,000 once I made a few?large charges needed to fix one of my rental properties AC and?wiring after being hit by lighting.?I was going to refi once I finished to pay off the card?but since the card company drop my limit before I could refi it makes me max out on that card lowering my score?and now I'm?unable to get the good rate loan needed?to refi. I plan on paying?two of my high rate cards?off totaling $6000?( that I only opend because my 5.9% card said if I used the card again before I pay it off they would raise the rate to the default even though I pay on time every month) so I will be using the other $9000 to pay this card off so?my credit will level out and go back up.?I?am willing to pay a higher interest than?I have with?my card because?my score being low?hurts me much more than the interest you will be making off me and?if this is the price I have to pay to get my good score back so I can refi?then its worth it to me in the long run. The last prosper loan I received was at a much higher rate than I wanted so I paid it of early. I need this loan now so I can pay off these cards and take advantage of the great rates?thats why I don't mind paying?the higher interest than I would if I kept the balances on the cards. Once I refi I will be saving as much a month as this loan will cost me so consider this an?win win for both of us.?Feel free to ask me any questions.? And thanks for your consideration.

Monthly net income: $7763

Monthly expenses: $?
??Housing: $?2675??
? Insurance: $?70??????
??Car expenses: $?434
??Utilities: $ 175????????
??Phone, cable, internet: $?350
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $?900 (student laons)
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.02%	Starting borrower rate/APR:	16.02% / 18.20%	Starting monthly payment:	$140.67

Auction yield range:	6.18% - 15.02%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ingenious-basis5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to held my son consolidate his credit cards. I want to help him better his situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. I want to help my son with his debt so he can be able to save more money.

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$105.26

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1996	Debt/Income ratio:	25%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,961	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-determined-liberty	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Snow Plow/Business
Purpose of loan:
This loan will be used to help me start a snow plowing business. I plan to use the loan to buy a plow and have some operating capital to begin operations this winter.
I live in an area where the potential for snowfall and need for plowing could be as long as 4 to 5 months out of the year. I plan to set up a contract with a local manufacturing business and market myself to other local residents in the rural area.

My financial situation:
I am a good candidate for this loan because I am in a stable job and beleive the operations from the business will pay for itself, possibly in the first year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	18.01%	Starting borrower rate/APR:	19.01% / 21.23%	Starting monthly payment:	$219.97

Auction yield range:	14.18% - 18.01%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	3.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1987	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,414	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bold-intuitive-payout	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Beat the Banks
Purpose of loan:
This loan will be used to pay higher interest credit card debt.

My financial situation:
I am a good candidate for this loan because I have a good credit history and have been with?my current employer for 8 years.?

Monthly net income: $1,950.00

Monthly expenses: $
??Housing: $650.00
??Insurance: $60.00
??Car expenses: $65.00
??Utilities: $125.00
??Phone, cable, internet: $150.00
??Food, entertainment: $200.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $600.00?
??Other expenses: $45.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1988	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	31	Length of status:	9y 11m
Amount delinquent:	$6,738	Revolving credit balance:	$21	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	bid-reactor6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
updating apartment over the garage
Purpose of loan:
This loan will be used to?update my home and new roof.?

My financial situation:
I am a good candidate for this loan because I have bought a washer and dryer from Conn's store and paid it off in 90 days. Then bought furniture from Furniture Factory Warehouse and paid it off in 90 days then bought a T.V. and paid it off in 90 days.All since the last 6 months. I pay double on my purchase so that I will not be late. I get paid bi-weekly and pay every two weeks without delay. ?I am making more money now than I did 2 years ago. My job allows me to work and use overtime. My hobby is working to purchase nice things and update my home to make it comfortable.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 868
??Insurance: $ 260
??Car expenses: $ 632
??Utilities: $ 330
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1997	Debt/Income ratio:	18%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,923	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	payment-vista	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
one monthly payment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$184.63

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1973	Debt/Income ratio:	17%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,946	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	moola-hickory	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Grandchild Through College
Purpose of loan:
This loan will be used to help my granddaughter, who is in her second year of college in Ohio. She has some out of pocket expenses that are not covered by financial aid and the loan will help tremendously in covering those expenses.

My financial situation:
I am a good candidate for this loan because I have always tried to maintain good credit. Although I have had some rough spots in the past, I am committed to paying my debts in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1992	Debt/Income ratio:	19%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,031	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	roadroamer53	Borrower's state:	Nevada	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Title Loan
Purpose of Loan

To pay off a title loan that I have on my Semi-Truck. In January of this year, I borrowed money against my title to repair my engine. This ended up costing me almost $12000 dollars. Needing to get this done, as my truck is my business, I borrowed the money at 38%, payable at $500 a month. I?ve been making the payments and in the mean time, I have saved up almost $4000, would like to pay this loan off and get out from under the 38% interest. I have applied previously for a loan, but for one reason or another it never happened and this was last year before Prosper went into quite time. I did take care of the bills that I was looking for the loan to help with.

I am a good candidate for this loan because??

I?m a truck driver, own my truck and trailer. I admit that my credit is fair. This happened with medical expenses from my wife who passed away and having liens placed against me by the IRS for not paying taxes. But I have since paid the medical bills off and settled with the IRS which has also been paid off. I can?t go delinquent on bills as this will affect my clearances that I have, that allows me to transport freight into airports and for the Military.
If I haven?t explained enough or you need more information, please feel free to ask any questions and I?ll gladly answer them.

I am also a lender on Prosper and have been doing this since April 2007.

Monthly net income: $5000.00 (not counting my retirement check from the US Navy)

Monthly expenses: $1555 (2055 with title loan)

Housing: $460.00
Utilities: $100
Capital One Platinum $211.00
Capital One Visa $157.00
Progressive Auto Insurance $74.00
AMIG (Home Insurance) $42.00
Sprint $193.00
American General Finance $318.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$338.53

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1991	Debt/Income ratio:	15%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,537	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	affluence-attraction	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
International Adoption
Purpose of loan:

This loan will be used to assist in the ongoing expenses to assist with our international adoption for a 10 year old boy with Cystic Fibrosis. While we have not had any problems coming up with the fees thus far, we are beginning to reach amounts where the CASH is not available. We are a Christian family who fell in love with an Orphan we met from Russia and felt led to pursue adoption of the child. Unfortunate circumstances out of our control, have caused us to pursue another adoption agency thus costing us additional expenses that were not planned for.

My financial situation:

I have always had GOOD, if not GREAT credit and have always been a responsible adult who pays their obligations and pays them ON TIME. I have been very successful in my business life and have always done what it takes (legally) to fulfill my debt obligations. We are anxious to get our new son home so we can get him the medical care he needs.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	37%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,454	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	red-proud-kindness	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Music Equipment for Band
Purpose of loan:
This loan will be used to purchase some new music equipment for my band

My financial situation:
I am a good candidate for this loan because I can pay this loan back with no problem at all...Besides doing the music thing on the side I have a full time job making 77,000 a year and my job is very secure...I have a good credit history and make all my payments on time.....

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.80%	Starting borrower rate/APR:	18.80% / 21.02%	Starting monthly payment:	$913.87

Auction yield range:	17.18% - 17.80%	Estimated loss impact:	25.99%
Lender servicing fee:	1.00%	Estimated return:	-8.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1988	Debt/Income ratio:	39%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$146,915	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payout-raccoon	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower interest cost, & pay off debt
Purpose of loan:
Pay off credit cards that have 19% to 29% APR!? I am paddling up-river trying to pay these balances off and with a lower interest rate, I can pay this debt much sooner and at a much lower cost!!

My financial situation:
I am a good candidate for this loan because my wife recently secured a teaching position and now that both of us are working, we can really concentrate on becoming debt free!!

Monthly net income: $ 5232

Monthly expenses: $
??Housing: $ 1175
??Insurance: $ 132
??Car expenses: $ none...paid for!!
? Credit cards and other loans: $ 1500

Revolving Credit Balance Detail/info
We have $46,000 in credit card debt at a high rate of interest.
We have $99,0000 HELOC at 4% interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	4%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Crumpio	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a motorcycle for comuting
Purpose of loan:
This loan will be used to buy a motorcycle for going back and forth to work

My financial situation:
I am a good candidate for this loan because I have no bills at the moment and house is paid off.? I can get a loan off my 401k in March of next year and plan on paying the loan back in full at the end of March 2010.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $?0.00
??Insurance: $ 400.00 a year
??Car expenses: $
??Utilities: $ 157.00 average for gas and electric a month
??Phone, cable, internet: $ 118.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	7	Length of status:	29y 7m
Amount delinquent:	$0	Revolving credit balance:	$172	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brilliant-commerce6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off time share with lower int/
Purpose of loan:
This loan will be used to?Pay off my time share to get a lower interest rate.?

My financial situation:
I am a good candidate for this loan because?I?am a hard worker and?I pay my bills on time.?

Monthly net income: $2400
Monthly expenses: $
??Housing: $ 615
??insurance?$
??Car expenses: $ 50
??Utilities: $120
??Phone, cable, internet: $219?
??Food, entertainment: $200?
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 173
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$313.86

Auction yield range:	17.18% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1983	Debt/Income ratio:	926%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,888	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	adorable-rupee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my credit cards off!!!
The purpose of this loan is to pay off two credit cards. These credit cards allowed me to finish my Bachelors of Science without dropping out of school. Now that I am finished with my degree and work full time, I am determined to pay them off in a timely manner. My interest rate on my credit cards have ski rocket due to the financial situation that our county is in today. Because of the high interest rate, I am only able to pay off a small amount of the balance each month. If I am approved for a loan with a low interest rate, I plan to pay off my loan as soon as possible. I am pretty anal about paying all my bills at the beginning of each month and am never late or miss a date. I have learned my lesson with credit cards and I want to free myself from them as quick as possible. Please give me the opportunity to be debt free. Thank you for you time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.99%	Starting borrower rate/APR:	7.99% / 10.07%	Starting monthly payment:	$313.32

Auction yield range:	4.18% - 6.99%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	28%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$38,378	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedicated-credit0	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SIMPLY TO SIMPLFY DEBT
Purpose of loan:
This loan will be used to pay off my 4 credit cards.? I am tired of paying 4 different CC companies and like my title says am looking to simplfy to one structured payment for 60 months.

My financial situation:
I am a good candidate for this loan because? I will?start by stating that?I counsel people w/ debt everyday in the bank.? I am a banker for one of the largest banks in the US.? I will have been there for 3 years as of Jan 2010.? In addition to what I stated that I do above for the bank, I also do?the mortgages,?and all the account openings in my bank as well.? My credit history for the past 9 years is flawless with no lates at all.? My Score should be over 700.? I am a homeowner but with our current market decline in the housing sector, unfortunately have no equity.? You can rest assure this?will be?smooth transaction and my repayment will be on time, everytime?as I have to keep my credit in good standing to work where I do.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.98%	Starting borrower rate/APR:	15.98% / 18.16%	Starting monthly payment:	$123.02

Auction yield range:	6.18% - 14.98%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$66,254	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Thrifty	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	760-780 (May-2009) 780-800 (Nov-2006) 760-780 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Purchasing a Rental Property
Thanks for looking at my listing.? I have been a Prosper member since summer 2006, having borrowed (and repaid the loan) and invested in other loan requests.? I attended both Prosper Days conferences and am hoping I will have the ability to loan money again (I live in Alabama and Prosper is seeking approval to allow me to lend once again) some day soon.

I would like to borrow $3,500 to purchase a rental property.? I previously requested $18,000 but was not satisfied with the results and with Prosper's treatment of my request.? I have stellar credit and cannot believe how low my Prosper rating was.? I will take the $14,500 difference from my emergency funds.? Not something I want to do, but I am willing to do so.

The purchase price of the home is just under $160,000 and I am paying with cash.? However, I am just a bit short.? The house is new construction (http://www.drhorton.com/corp/GetCommunity.do?dv=45&pr=44240) in Calera, AL, the fastest growing city in the fastest growing county in Alabama. I already have a 7 year signed lease agreement for this property.? I have personally known the tenants for about 20 years (since the 6th grade) and they have been renting from me in another house since May, 2006.? The husband has taken a new job and currently has a 2 hour commute, which is why they would like to move.? They also have added to the family since they first rented from me and need a bigger place.

I am charging $1,436 per month in the first year, with a 3% increase each year.? The mother-in-law is retired and has moved in with the family and will be contributing $500 per month towards this rent amount.? The husband earns $55,000 plus monthly bonuses.? His car is paid for and as far as I know the only other obligations he currently has are student loans.

I currently own 6 rental properties (this will be my 7th) and my primary residence.? Four of those properties are owned outright.? After paying mortgages on the other two properties, plus taxes, insurance and HOA dues, I net about $2,400 per month before adding the income I will be receiving with this property.? Please keep in mind that I am not taking out a mortgage on this home, so the majority of the rent is cash flow for me.? I also have a day job, but my debt-to-income ratio would be skewed since I owe mortgage debt on a total of 3 properties.

As far as risk, well, I have never, ever paid anything late (not even by a couple days past the due date!).? I think people who do not pay their bills should be charged CRIMINALLY for THEFT.? But since this isn't the case, you'll just have to understand my word is my bond.? I opened my first credit card 14 years ago and to date have NEVER missed a payment on any obligation.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$63.14

Auction yield range:	3.18% - 7.50%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$35,362	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neighborly-velocity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Leveraging prosper
Purpose of loan:
This loan will be used to? fund loans to prosper borrowers that I judge as lower risk than Prosper assigns them.

My financial situation:
I am a good candidate for this loan because? I have money to repay the loan now, but would like to leverage Prosper rather than liquidating my current investments to join the party.

The revolving credit balance is at 0%, a rate good until December, when I and my wife will pay it off with proceeds from a portfolio I have at E*Trade and the $20k she has in her bank account.? I did not include her nursing income in the income I reported to Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	30.02%	Starting borrower rate/APR:	31.02% / 33.41%	Starting monthly payment:	$146.24

Auction yield range:	14.18% - 30.02%	Estimated loss impact:	16.08%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1996	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,663	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	raleighdave	Borrower's state:	NorthCarolina	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	24 ( 71% )	620-640 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	10 ( 29% )	620-640 (Dec-2006) 600-620 (Sep-2006)
Principal balance:	$428.66	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
2 Loans Paid; Seek 3rd for home imp
About Me
I graduated from Duke University over a decade ago with a degree in Psychology and a minor in Computer Science. Today, I work as a senior IT analyst at Duke. I live in Durham, NC with two old cats and an old mutt-of-a-dog.

Loan Purpose
After college, I had a tremendous amount of credit card debt. I managed this poorly in subsequent years and could no longer manage it after being laid off from my IT job in 2001, as my next job paid much less than I had been used to. In 2002, I filed for bankruptcy. But now, for the last four years, I have had a very stable job.

In rebuilding my credit, I have had a few high-interest credit cards, and things have never been easy. Nearly three years ago, I discovered Prosper, and the loan I am three months from paying off was an enormous help in freeing me from a couple of these high-interest cards. Two years ago, I was able to buy a house, a small, old bungalow, the payments for which I can afford. However, the home needs a lot of work, and I have not been able to put a lot into it. My original plans to get a construction loan to do major renovations for squashed as the housing crisis erupted in the summer of 2007. Now, I would like to get a couple of moderately-priced items taken care of---a decent backyard fence for my dog, attic insulation before the winter, and completely electrical rewiring to replace the spaghetti mess that has built up over the decades. I do also have a $2000 balance on a closed high-interest Chase credit card that I'd like to get rid of. (The rate had been reasonable, but the rate was a jacked up without warning a few months ago).

Credit issues
While I had a bankruptcy 7 years ago, since I began my current job in July 2005, my finances have stabilized and my credit score has improved. I know longer worry about paying bills from month-to-month, and I know I am in a place that I can remain for the long-term.

Repayment Ability
I have a monthly gross salary of $5400 from my position at Duke. My net pay after taxes and deductions is $3800. My total monthly expenses total roughly $3100.

Loan Impact
This loan not increase my debt significantly. I am confident that I am now managing my money and credit well. I have a stable job and am far wiser than I was years ago. I have absolutely no intention of repeating past mistakes. Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$191.03

Auction yield range:	11.18% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	37%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,924	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tarheel-spartan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
My wife and I will use this loan to pay off two high-interest credit cards.

Why we're seeking a loan:
My wife and I tapped into our credit to help save my mother-in-law's home after she was laid off two days before her 60th birthday. She was able to live off her savings and unemployment for nearly a year while she searched for work, but she eventually needed our help on mortgage payments so we could save the family home. After more than a year of helping support her household in addition to managing ours, our debt load has increased while our credit score has dipped. Our credit card issuer then compounded the situation by increasing our interest rates dramatically -- even though we were never late on a single payment to them.

Within the last two months, my mother-in-law landed a good position -- even though, as is the case for so many others in similar situations, her new job pays significantly less than what she earned from her previous employer. She's a proud woman who raised my wife without any financial help from others, and she intends to pay us back in full for the support we gave her while she was down on her luck. In the meantime, my wife and I hope to avoid paying huge interest rates to our credit card issuers. We would prefer paying off our cards while enabling generous members of the Prosper company to profit from the interest instead.

My financial situation:
I'm employed in a management position at a global company that's a leader in its industry. In my 15 months with this company, I've earned two promotions. My current employer recruited me from one of its top competitors, where I'd spent the previous three years. I haven't spent more than two days unemployed since 1996, when I left my job to complete my college degree. Last year, I completed my MBA from a top 20 school on evenings and weekends while working full-time during the week.

Other than the debt we've incurred while helping out my mother-in-law, our financial position is sound. I earn a good salary, and my wife and I cut back on non-essential expenses over a year ago and see no reason to start spending money on any of these again. We drive an older automobile that's been paid for in full for the past five years, and we both take public transportation to work at least three times a week to keep our aging car as happy and healthy as can be. We're happy with what we have and with our place in life -- we simply don't want to pay hard-earned money to a credit-card company when we can make it available to other hard-working individuals instead.

My wife and I -- and our dog, who's staring at me right now as she waits for me to finish this up so we can go for our evening walk -- appreciate your consideration. Thank you for taking the time to read our story.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$499.51

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1989	Debt/Income ratio:	31%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	15y 1m
Amount delinquent:	$0	Revolving credit balance:	$133,346	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tolerant-loyalty	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy hud foreclosure
Purpose of loan:
This loan will be used to hud foreclosure
My financial situation:
I am a good candidate for this loan because i have always paid my bills, once hud house is bought i will refinance with 30 year loan

Monthly net income: $ 6,000.00

Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $ 150.00
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 500
??Credit cards and other loans: $?1700
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.90%	Starting borrower rate/APR:	29.90% / 32.28%	Starting monthly payment:	$1,059.92

Auction yield range:	17.18% - 28.90%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1991	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$38,850	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	revenue-supporter	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATE MY SCAMMED LOAN
Purpose of loan:
This loan will be used to pay down half of my personal loan that i received through Pentagon Federal Credit Union 60 days ago. I was misled and received an auto loan which was supposedly going to be converted into a personal line of credit but I found out that during this conversion the bank can charge me the max interest rate of 38% APR!!!! this is ridiculous and I will not be able to afford this type of payment shock when it readjusts within in the next couple of months.? My credit has been over a 735 for a very long time and this recent auto loan for $48,500 brought my score down.? Please help me at least fix my rate on at least half of the amount (since that is the max) and I can keep my loan payments afloat.?

My financial situation:
I am a good candidate for this loan because?I have never been late for anything my entire life. I never take out a loan I do not pay back and my job is very stable.. Thank you ! God Bless~
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$280.30

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1975	Debt/Income ratio:	48%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,327	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	value-snowdome	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Last Three Credit Cards
Purpose of loan:
This loan will be used to pay off my last three high interest, revolving credit cards.

I originally owed over $21,000 on these three cards just three years ago.? I have paid these cards down to $7,000.? I would like to have a three year, non-revolving loan to finish paying these cards off.? The cards are:? Bank of America, Target, and Union Plus.

My minimum monthly payment for these three cards is presently $225.00 a week.? As you can see, I can easily apply this amount toward a Prosper loan and pay off my cards.

My financial situation:
I am a good candidate for this loan because I have a secure job as a health care professional at a hospital.? I have been employed by the same employer for twenty-one years.? I have never filed for bankruptcy.? I have never defaulted on a loan.? I am a home owner.

The two delinquencies listed above happened when my husband had surgery.? I was late one time making our car payment and I was late one time making our house payment.

I have other revolving credit cards.? Most are ones I seldom use and quickly pay off like Kohls and J C Penny.

I have one other revolving card with a balance.? This is a card I use for home improvement.

Note:There was a time when a credit score of 740 to 760 was great!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$673.80

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$40,038	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trust_fund	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008)
Principal balance:	$692.17	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying down credit debt.
I looking to take back some control from the credit cards since they have raised their rates. Why pay them interest when I can pay it to you? I have one current loan I'm paying on and over four thousand loaned out to others on prosper. Please help me to help you and make prosper benefit both of us. Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$301.40

Auction yield range:	8.18% - 20.00%	Estimated loss impact:	6.67%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	29%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,559	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	gbaa	Borrower's state:	Utah	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	15 ( 100% )	800-820 (Latest)
Principal borrowed:	$5,999.00	< mo. late:	0 ( 0% )	560-580 (Sep-2006) 560-580 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Family is growing, I need help!
Purpose of loan:
This loan will be used to? get out of an upside-down situation at a 21% rate.

I have an auto loan which is at a very high rate of interest. At the same time we are having our 4th child soon, and we are going to sell our Accord and buy a minivan or something larger. I am hoping to use this loan to make that happen, both paying off the negative equity in my auto loan and financing the new car.

My financial situation:
I am a good candidate for this loan because? I have paid back two previous prosper loans on time and in full. My income has since increased and I have used that money to pay down debt! This is evidenced by the incredible improvement in my scores recently. YEAH!

I anticipate a quarterly bonus of over $4000 next month, which I will use to pay down some of this debt, and another bonus of similar size at year end (into Jan).

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$249.50

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	14%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,307	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-cake6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card balance
Purpose of loan:
This loan will be used to? to?pay off my cards?and?buy a used car?for school?

My financial situation:
I am a good candidate for this loan because? I have a steady job, I have?been there for three years plus and I always make sure my bills are paid on time.?I would love to get rid of the high interests rate and?buy a used car?for school.

Monthly income: $2,235

Expenses:
Rent: $500
insurance: $91
Cell phone: $50
Food: $200
Other: $135
total: $976

Income after expenses: $1259

I will be able to make the monthly payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.08%	Starting borrower rate/APR:	10.08% / 10.43%	Starting monthly payment:	$161.52

Auction yield range:	3.18% - 9.08%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1989	Debt/Income ratio:	38%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$56,478	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-saver7	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shaping Up My Finances
Purpose of loan:
This loan will be used to consolidate my smaller debts and to help me get my finances back in shape.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment to anyone.? I am employed full-time and have been in the same business for over 20 years.? I have good credit and own a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2006	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,120	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	new-auction-mover	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
student loan for my daughter
Purpose of loan:
This loan will be used to? pay for my child's tuition this semester.? My daughter usually gets approved for her own student loans but the application process has been a bit difficult this year with the changes in the banking guidelines; its been very difficult to manage my business and stay ahead of her education costs.

My financial situation:
I am a good candidate for this loan because? i have never missed a payment in my life and i take my credit very seriously.? My daughter is in her fourth year and has a 90 percent chance of being accepted for med school next year at johns hopkins university in baltimore md. i want to provide this final year for my daughter as my final token of appreciation for all her efforts throughout her life.

Monthly net income: $
$6000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150
??Car expenses: $ 375
??Utilities: $ 400
??Phone, cable, internet: $65
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$724.86

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2007	Debt/Income ratio:	33%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	boghdan2000	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
condo purchase
Purpose of loan:
This loan will be used to? purchase a condo ( 2 bedroom build 2007 forclosed by previous owner ...already paid 60k need 20k to finaly the deal, once that't done the place would rent tor 1100 $ a month in an area where it generaly goes for 1300...HOA fees 200$ ...still making money...)

My financial situation:
I am a good candidate for this loan because?goo credit, great job in IT cisco specialist, I have offer from other companies, my own business as consultant...really solid finacially..wise and generaly conservative...I would not jump on this if it would not be a great deal...when you invest in real estate you make your money when you buy...this place worth 200k
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1996	Debt/Income ratio:	8%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	12
Screen name:	alhamaes	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation and education
Purpose of loan:
This loan will be used to? Pay?off a short term high interest loan,?to cover the cost of relocating closer to where I teach, and helping my son with the cost of his last year of college.college.

My financial situation:
I am a good candidate for this loan because? I have been teaching high school for 10 years and I have a tenured position in a public school with a excellent income. I currently drive almost 1 hour each way to work.By relocating closer to where I teach, I will save on transportation and housing?expenses, further improving my cash flow. Several years ago I ahd credit issues due to a business failure and a bad marriage. I have apositive cash flow right now and very little debt. For the past three years, my son has worked continually while in college but with the current economy he was recently laid off.Therefore,?I am now planning to contribute more towards the costs of his last year of college.

Monthly net income: $ 5800

Monthly expenses: $ 4505
??Housing: $ 1250
??Insurance: $ 260
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 300
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 300
??Other expenses: $ 1,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$249.50

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,390	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bonafide-investment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase dressage horse
Purpose of loan:
This loan will be used to purchase a dressage prospect, or young horse that has the talent to be trained to the upper levels of the art of dressage. The young horses cost between 7,000.00 and 15,000.00, with training their value balloons rapidly. ?

I am a Social Worker that works with high risk clients, men mandated for domestic violence, and? felons with records of repeated offenses and substance abuse problems.? This is stressful but important work and my "therapy" is the time I spend working with horses.

My financial situation:
I am a good candidate for this loan because?My partner and I own our home, I own my car which is a recent model. Our bills are current, and most of all I like what you are doing. In addition to my part-time jobs,? I have started a new private practice which is growing and recently opened a new office in a town 40 miles south of us as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 12.78%	Starting monthly payment:	$501.30

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2001	Debt/Income ratio:	19%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,745	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bigboy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Aircraft purchase for Business
Purpose of loan:
This loan will be used to help purchase an aircraft for use in an existing aircraft leasing business. The aircraft will be leased out and will generate positive monthly revenue.

My financial situation:
I am a good candidate for this loan. I am currenlty receiving steady revenue from an existing aircraft that is owned by the business. I am planning on acquiring a second aircraft. The loan will be repaid from the monthly revenues from the business. The business has been in operation for over a year, has no debt, and has always?been cashflow positive, even during this recession.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.80%	Starting borrower rate/APR:	27.80% / 30.15%	Starting monthly payment:	$144.39

Auction yield range:	11.18% - 26.80%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1997	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$57,572	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dynamic-basis8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
small investment
Purpose of loan:
This loan will be used for a small investment

My financial situation:
I am a good candidate for this loan because?i pay all my debts.If you look al my entire history i did the right things exept a single loan with American Express which i din't know i have to pay entire sum at end of the month.You will be very gratefull with the return of your profit in time .Thank you

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 88
??Car expenses: $ 256
??Utilities: $ 180
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 380
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	8.18% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	37%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$35,178	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	neighborly-pound	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Home Equity Line of Credi
Purpose of loan:
Husband and I are currently trying to complete an FHA Refinance on?our home mortgage with assumption option in order to remove an individual on the loan who no longer wishes to have interest in the home.? Bank of America will not subordinate on the Home Equity Line of?Credit, effectively halting the FHA Streamline process.? I will be using this money to pay off the Home Equity?Line of Credit ($18,000).? Assuming the interest rate on this loan is lower than that?on my credit card,? I will be using the remainder to pay off a credit card and a couple of student loans, thereby giving me an additional $350 a month to pay this loan.

My financial situation:
I am a good candidate for this loan because I have good credit and an excellent job with plenty of job security.? I always pay my bills on time and take my credit score very seriously.? My husband and I have on average an extra $900 a month after all bills have been paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,568	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	director5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because? I have been at my job for almost 7 years and I am stable in it.? My credit is good now instead of just fair because I've been on time. My I need off the treadmill of credit card minimum payments so I can make some headway. I want just one payment now.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 112.00
??Car expenses: $ 315.00
??Utilities: $ 0
??Phone, cable, internet: $?75.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?800.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$338.53

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1987	Debt/Income ratio:	27%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$66,287	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punctual-truth0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help me retire debt free
Purpose of loan:
This loan will be used to? consolidate debt and start on a better footing toward retirement

My financial situation:
I am a good candidate for this loan because? I am honest and always make my payments on time - just need some help getting out of debt fast as retirment is approaching fast.? Need to payoff these credit cards as the min payment will take 20 years versus a 3 year loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$124.63

Auction yield range:	11.18% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	38%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,913	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cowboy2525	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2009) 680-700 (Jul-2009) 660-680 (May-2009) 700-720 (May-2008)
Principal balance:	$1,580.37	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off truck and credit cards
Refinancing my truck loan with the bank and would like to pay the members of Prosper instead.? I am very secure in my job and within months of paying?off my first prosper loan with 100% ontime payments.?
Debts:
Rent: 450
Utilities:150
Phone: 50
car payment:310
Credit cards: 200
Prosper loan: 115, payed off April 2010
Stud. loan: 82?
Misc:?200???
Total: 1550
Income: 2200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1997	Debt/Income ratio:	48%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Alish1974	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$4,388.47	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Help me pay down my debt!!
I had an illness this year that landed me in the hospital and now I have to pay off that?and other debt from my credit cards. I understand my credit rating is poor but this is due to the medical bills I've had to put on my credit cards.?However I do have a very stable work history, I'm?NOT delinquent with?ANY of my debts, my job is secure, business is?great?and I've worked for the same company for three years.

My monthy income is $2200. Monthly expenses are as follows: For Housing I spend $325? - because I share my rent, food is usually around $200, my car expenses including my car payment total $495, my loans and credit cards total $700. With your help I hope to lower that number!??Please take time to consider my loan, you won't be sorry. Please feel free to ask questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$153.80

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1991	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,578	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	stable-coin	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need 12 Accounting Hours for CPA
Purpose of loan:
This loan will be used to pay for my last?4 accounting classes(3 credit?hours each)?to be eligible to sit for the CPA exam. I work full time and would like to go to school at University of Phoenix Online. I already have my undergraduate degree and these last 12 credit?hours will fulfill the 24 hours of Accounting needed to sit for the CPA exam. Each credit hour costs $530.00

My financial situation:
I am a good candidate for this loan because I am single and have no dependants and have minimal revolving credit card debit.?I have some late payments?on my credit report that are over 6 years old and about to fall off my credit report. I have repaid all my debts, period!?I don't have any?current delinquencies.?I will be paying off this loan in full?by April 2010 when my tax return comes in!

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1,004.00
??Insurance: $ Included in Mortgage Payment Above
??Car expenses: $ 641.00
??Utilities: $ 80
??Phone, cable, internet: $?140
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?320??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$653.91

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1976	Debt/Income ratio:	51%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,879	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	plato172	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my Daughter and Grandkids
Purpose of loan:
This loan will be used to? To help my daughter out who has had some financial hardships over the past year she is currently in the process of separating from her husband and will be on her own raising her kids she has a very good job with the county and has been there for 6 yrs now this loan will give her the opportunity to change her life and kids lives for the better

My financial situation:
I am a good candidate for this loan because?i have never been late on any payments I own my own home and my auto.? I am very financially organized about payment of debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$696.46

Auction yield range:	11.18% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1996	Debt/Income ratio:	74%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$143,434	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	five-star-currency5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay?off credit card debt and stabilize my cash flow.

My financial situation:
I am a good candidate for this loan because I have a stable work history (sixteen plus years as the manager of a multi-million dollar dental practice) and very stable home life.? My spouse has hit rocky times in the real estate market therefore we ran up credit card debt; the market is slowly returning and now we would like to consolidate and reduce our debt as expeditiously as possible!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	26	Length of status:	7y 1m
Amount delinquent:	$7,550	Revolving credit balance:	$7,638	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	1
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying investing software
Purpose of loan:
This loan will be used to? buy investing software, I am going to try it for 2 weeks and see the results. So far
?the posted results are very good. I would like to make a living doing this if it all works out.
My financial situation:
I am a good candidate for this loan because? I have not defaulted on any loans recently, I have settled lots of my old debt and one that should drop off soon.
????????????????????????????????????????????????????????????????????If the trading does not work out I will drop the reqest for the loan. I am funding the investment myself. If the trial?????
??????????????????????????????????????????????????????????????? ??? works out, I will see about posting the results of the paper trading on a website that I will post in my profile (at a?
??????????????????????????????????????????????????????????????????? later date).

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 390
??Insurance: $ 60
??Car expenses: $ 150
??Utilities: $?
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	30	Length of status:	3y 10m
Amount delinquent:	$465	Revolving credit balance:	$74,187	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	red-capital-poplar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan: Consolidation + Cap
Looking for a short run consolidation loan to pay off a few business credit cards that have garnered some predatory percentage rates in the past few months.

Small marketing, consulting business based in Tampa (four years plus) with two full time employees and over
250k in revenue a year consistantly.

Looking to save on percentage rates and have a little extra cash for some new projects.
Currently working on a national release TV production and a book series for release this winter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,334	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	historic-income	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby Furniture and new tires
Purpose of loan:
This loan will be used to purchase new baby furniture and new tires for my truck.? My wife and I are expecting?twin girls due in December and need to purchase two cribs and dressers.

My financial situation:
I am a good candidate for this loan because I have a credit score above 700 and pay all my bills in full every month.? Myself and my wife both have good steady jobs and have no debt except student loans and plan on paying this loan off as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$156.68

Auction yield range:	6.18% - 7.00%	Estimated loss impact:	5.10%
Lender servicing fee:	1.00%	Estimated return:	1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	33y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,215	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsible-principal	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cattle purchase
Purpose of loan:
This loan will be used to? This loan will be used for purchasing calves for a new venture in our farming operation.

My financial situation:
I am a good candidate for this loan because? My mother is the sole owner of a mediam farm/ranch. I am in the process of purchasing cattle, equipment and some land.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,001.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.23

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1979	Debt/Income ratio:	74%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	8y 0m
Amount delinquent:	$245	Revolving credit balance:	$7,492	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	daisygirl2	Borrower's state:	Maryland	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	600-620 (Nov-2006) 620-640 (Nov-2006)
Principal balance:	$653.46	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
consolidating bills
I am currently in need for funds? to consolidate some?bills.? I have a?current loan with prosper?with only about 3 more payments due to complete. I would like to pay that off and have the rest to consolidate some other bills. ?I worked in the medical proffession for 12 years, but got burned out and have essentially retired from that.? I am a female and live with my husband and?1 of my 2?daughters ( one in college and the other?is?an elementary school teacher).?? For the past?several years or so, I have been doing substitute teaching work in public schools here in Maryland and also do some small internet marketing programs.? My husband is retired from his work in car sales and is now receiving social security income.?There are a couple of debts listed?on my credit report that?I am?disputing and I am trying to get cleared?off from my record.?My husband has had many challenges during our life together.? He has had bilateral hip replacement surgeries and a repeat replacement when one hip deteriorated again.? In the past we purchased 3 homes at various times, but we had to sell them due to the challenges of my husband's health problems and other resultant? financial difficulties.?
? We would like to also at some point be able to purchase our own home again.? A friend told me about the prosper program and on?participatijg with?Prosper,?I?find that it?has been a??great?help to me in the past and the program is a great?service to many people.?? Thank you for your help and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.69%	Starting monthly payment:	$49.34

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	30%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$69,363	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	attentive-market	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making Ends Meet
Purpose of loan:
This loan will be used to? help pay some unexpected medical bills and auto repair for my wife's car. My wife has been on unpaid maternity leave and goes back to work in a couple of weeks. Her car failed inspection and needs some repairs before she goes back to work. We also have some unexpected hospital bills as a result?of our?second daughter's birth. We could?use a small loan until?she is?back at work and greatly appreciate any help?to get us through the next 2-3 weeks and would rather?not open any new credit cards.?

I am a good candidate for this loan because? very steady and secure Engineering job (in the industry for +/- 20 years), same with my wife. We have NEVER been late with any bill payment, EVER and will have no problem paying this loan back in a very timely fashion.

p.s. we owe some money on 2 low interets credit cards as indicated as revolving balances. Both credit cards have very high limits (+/- $30,000 each) due to our great payment history and credit worthiness and have fixed interest rates of 7.99% and 7.24%. Monthly payments are very reasonable ($1000)?but we have been pounding on them for?8 months which explains our high credit card monthly payments below. The balances are a result of a vehicle purchase, student loans and home improvements over the past five years.

Monthly net income: $ 6800

Monthly expenses: $ 4400
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $?150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $?1500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 32.40%	Starting monthly payment:	$169.85

Auction yield range:	11.18% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,326	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	interest-sunshine4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Credit Cards
Purpose of loan:
The funds from this loan will be used to Consolidate credit card debt and save me money on interest and to build a good relationship with the prosper community.

My financial situation:
I am a good candidate for this loan because i have always paid my bills on time and have no late payments on file.? Me and my Fiancee combined make 10K per month before taxes.?? We are currently saving as much as possible to build our new home soon.

Monthly net income: $ 2,200 Me , My fiance 8,000.? Total 10,200

Monthly expenses: $ 1650
??Housing: $ 500
??Insurance: $ 150
??Car expenses: $ 100
??Utilities: $ 105
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	57%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$26,135	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jaunt	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get Debt Free
Purpose of loan:
This loan will be used to accelerate our plan of becoming debt free.

My financial situation:
For the past 2 and 1/2 years we have?managed off of 1 income due to my wife having to stay at home because of our daughter having alot of health issues. Thru the greatness of God our daughter is now very healthy and recently my wife went back to work. During this time of struggle we used different credit cards, refinance our home and sold alot of things so we can meet our bills. Now that my wife is back at work our income has grown to $4500 a month?and our bills our around $3000 a month. With our income we wouldn't have a problem paying off our debt sooner than the 36months. With this website we will use the money to pay off?the credit cards and accelerate our goal of becoming debt free. Thanks for taking the time to read this. God Bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	42	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,791	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gallant-exchange	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for attorney fees
Purpose of loan:
My potenial husband and I are filing for his green card. We?would?use the money to pay for his attorney fees.?

My financial situation:
I am a good candidate for the loan?becasue we both work. Once he is able to obtain his?green card he can?work. Once he starts working we will be able to pay the loan in full
Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 400
??Insurance: $
??Car expenses: $ 200
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $?100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1994	Debt/Income ratio:	36%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,775	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	keen-durability	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Financial LEVERAGE $$$
Purpose of loan:

This loan will be used to pay off a?credit card used for business. The credit card company lost its source of funding for businesses like mine and decided to send us notices stating they were eliminating all funding. The card is not being used and the rates were jacked up in preperation of the future laws to be passed. Of course, the credit card company is unwilling to drop the interest rates and we are unwilling to pay $300 a month in interest. Click the following link?and the reason for the cancelations and credit removal is listed.

https://www.advanta.com/ADV/Login/Notice.page?hn=notice&destination=ADV/Public/AccountClosure_HelpMy

Financial situation:

I and my business are a good candidate for this loan because I will not walk away from the debts owed. This is my business and I will pay through my personal savings to allow me to sleep at night. Most people say don't mix business and personal debt but I refuse to let this debt go as is. We have ridden out this economic recession thus far and have maintained a healthy balance sheet - we would like to continue.

Monthly net income: $6,700 -?Does not include business income.?

Monthly expenses:?$
??Housing: $ 1450
??Insurance: $ 150
??Car expenses: $?600
??Utilities: $ 200
??Phone, cable, internet: $ 200
??OTHER$600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$406.24

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1989	Debt/Income ratio:	13%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	16y 9m
Amount delinquent:	$0	Revolving credit balance:	$118,234	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Fyrvet	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to?Buy an engagement ring

My financial situation:
is very healthy. I am looking for a loan to get the ring she deserves and dont want to wait to propose until total cost of ring is saved up. I am a good candidate for this loan because? I always pay my bills. I am never late with payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,375.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$107.44

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1986	Debt/Income ratio:	32%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	shotgun82	Borrower's state:	California	Borrower's group:	Veteran Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,400.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 600-620 (Jun-2008) 580-600 (Dec-2007) 600-620 (Dec-2006)
Principal balance:	$2,674.26	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
High Interest Personal Loans
Seeking funds to pay off high interest personal loans(CashCall $3387@69%). I currently have money loaned out to others through Prosper, so I fully understand the risks and rewards of this site.?Of the money I've loaned out, there is one default. So, rest assured I would never miss a payment. I'm a proud twenty year veteran retired from the U.S. Air Force and gainfully employed in the same line of work for forty plus years.?The CashCall Loan was used to?for housing for my daughter while she was in Grad School, she has graduated and is gainfully employed. Now I just wish to lower the interest rate in the CashCall loan.

Monthly Expenses:
Rent:????????????????????????????????????????? $2275
Auto Loan?????????????????????????????????????? 460
Auto Ins??????????????????????????????????????????paid
Phone???????????????????????????????????????????? ?98
Utilities?????????????????????????????????????????? 238
Groceries??????????????????????????????????????? 375
Credit cards???????????????????????????????????? 240
Taxe\Medical\Dental with held? pay???687?
Total deductions:???????????????????????? $4373
Income???????????? :?????????????????????????? 6419
Left Over?????????????????????????????????????$2046

Thanks in advance for considering my request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.30%	Starting borrower rate/APR:	25.30% / 27.61%	Starting monthly payment:	$119.76

Auction yield range:	17.18% - 24.30%	Estimated loss impact:	26.40%
Lender servicing fee:	1.00%	Estimated return:	-2.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1998	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	5y 3m
Amount delinquent:	$27,568	Revolving credit balance:	$66,711	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bobby0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill consolidation
Purpose of loan:
This loan will be used to? to pay off credit cards

My financial situation:
I am a good candidate for this loan because?
I try to pay my bills on a timely manner. This would just help me to pay down on high interest credit cards.
Monthly net income: $ 4200
Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 60
??Car expenses: $ 200
??Utilities: $ 0
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1983	Debt/Income ratio:	11%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	3y 9m
Amount delinquent:	$5,339	Revolving credit balance:	$3,593	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	credit-doughnut	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card.
Purpose of loan:
This loan will be used to pay bills?

My financial situation:
I am a good candidate for this loan because I'm Honest.??????????

Monthly net income: $1314.00

Monthly expenses: $60.00 credit cards?
??Housing: $0?????
??Insurance: $100.
??Car expenses: $180.00 gas?
??Utilities: $200.00
??Phone, cable, internet: $250.00
??Food, entertainment: $350.00
??Clothing, household expenses $150.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1999	Debt/Income ratio:	40%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,467	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	missywill42	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needing New Roof
Purpose of loan:
This loan will be used to? pay off a couple of bills and put a new roof on my home.

My financial situation:
I am a good candidate for this loan because? I have a good job without a chance of loosing it or being laid off. I do pay my bills on time. I get paid Bi-Weekly.

Monthly net income: $ 4,000.00

Monthly expenses: $
??Housing: $?800.00
??Insurance: $ 100.00
??Car expenses: $ 200.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$148.03

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1976	Debt/Income ratio:	49%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	10	Length of status:	54y 9m
Amount delinquent:	$0	Revolving credit balance:	$25,863	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mighty-bid	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roof and replace bad flooring
Purpose of loan:
This loan will be used to? Make repairs to my roof and badly worn floors. Would like to get the?roof fixed before raining season comes along. And the floors are cracking and I would hate for some one to fall

My financial situation:
I am a good candidate for this loan because? I always have paid back any loan I have gotten and I have lived at the same address for over 25 years.
Information in the Description is not verified.